             As filed with the Securities and Exchange Commission
                               on July 27, 1998



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       --------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                       --------------------------------


Date of Report (Date of earliest event reported):  July 20, 1998
                                                   -------------

                         DALTEX MEDICAL SCIENCES, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                     0-14026                      13-3174562
-----------------               -----------                -------------------
(State or other                 (Commission                 (I.R.S. Employer
  jurisdiction                   File No.)                 Identification No.)
of incorporation)


7777 Glades Road, Boca Raton, Florida                            33434
---------------------------------------                        ----------
(Address of principal executive offices)                       (Zip code)


                                (561) 994-0511
              --------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                         -----------------------------
                        (Former name or former address,
                         if changed since last report)

Item 2. - Acquisition or Disposition of Assets.
          -------------------------------------

                  On July 20, 1998, the Registrant and The Trustees of Columbia University in the City of New York ("Columbia") entered into a certain Settlement and Mutual Release Agreement, dated as of April 30, 1998 and attached hereto as Exhibit 2.1 (the "Settlement Agreement"). Under the Settlement Agreement, the Registrant has reassigned and granted back to Columbia all of its right, title and interest as Columbia's exclusive licensee to certain patent and proprietary rights pursuant to certain License Agreements with Columbia, as set forth in Appendix A and Appendix B to the Settlement Agreement, and has agreed to pay Columbia the sum of $70,000.00 as follows: $15,000.00 on July 31, 1998, and $5,000.00 at the end of each calendar month thereafter, until the full amount is paid. Under the Settlement Agreement, the Registrant has also assigned to Columbia its rights as licensor under certain Sublicense Agreements with Arrow International, Inc. ("Arrow") and W. L. Gore & Associates, Inc. ("Gore") (together, the "Sublicense Agreements") and its rights under a certain Patent Settlement Agreement with Becton Dickinson and Company ("Becton") (the "Patent Settlement Agreement").

                  In exchange for such assignments by and payments from the Registrant, and pursuant to the Settlement Agreement, Columbia has agreed to release the Registrant from: (a) payment of all royalties, sublicensing fees and development costs earned or otherwise due and owing to Columbia up to and including April 30, 1997 (which total amount is approximately $165,000.00) plus up to a maximum of $10,000.00 from the period of May 1, 1997 through March 31, 1998; and (b) all amounts due and owing Columbia and its counsel for patent prosecution and other legal fees relating to the above-mentioned License Agreements (which total amount is approximately $660,000.00).

                  Pursuant to certain Mutual Release Agreements entered into separately with the Registrant, each of Arrow, Gore and Becton has consented to the Registrant's assignment of its rights under the Sublicense Agreements and the Patent Settlement Agreement, respectively, to Columbia and has released the Registrant from any further obligations under such agreements.


Item 7. - Financial Statements and Exhibits.
          ----------------------------------

    (b)   Pro Forma Financial Statements:

    As of the date of the filing of this Form 8-K, it is impractical for the Registrant to provide the financial statements required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements will be filed no later than 60 days after August 4, 1998.

    (c)  Exhibits:

    2.1 Settlement and Mutual Release Agreement dated as of April 30, 1998 between Daltex Medical Sciences, Inc. and The Trustees of Columbia University in the City of New York.

                                  SIGNATURES
                                  ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DALTEX MEDICAL SCIENCES, INC.


Date: July 27, 1998                     By: /s/ C. Lawrence Rutstein
                                            ------------------------
                                            C. Lawrence Rutstein
                                            Secretary

                   SETTLEMENT AND MUTUAL RELEASE AGREEMENT
                   ---------------------------------------

         This Settlement and Mutual Release Agreement ("Agreement") entered into as of the 30th day of April, 1998 ("Effective Date") between DALTEX MEDICAL SCIENCES, INC., a corporation of the State of Delaware, having a place of business at 7777 Glades Road, Suite 214, Boca Raton, Florida 33434 ("Licensor"), and THE TRUSTEES OF COLUMBIA UNIVERSITY IN THE CITY OF NEW YORK, a not-for-profit corporation of the State of New York, having a place of business at 630 West 168th Street, New York, NY 10032 ("Columbia").

                                   RECITALS
                                   --------

         WHEREAS, Daltex is the exclusive licensee of certain patent and proprietary rights pursuant to License Agreements with Columbia as set forth in Appendix A and Appendix B hereto, and which are incorporated and made part of this Agreement; and

         WHEREAS, Columbia currently has a claim against Daltex for royalties, sublicensing fees, development costs, patent prosecution and other legal fees relating to the above-mentioned License Agreements which are currently due and owing; and

         WHEREAS, Columbia and Daltex, to their mutual benefit, wish to settle their differences, financial and otherwise, on the following terms and conditions;

         NOW, THEREFORE, in consideration of the premises and of the promises and conditions hereinafter contained, the parties hereto agree as follows:


                               DALTEX OBLIGATIONS
                               ------------------

         A.    Upon the Effective Date of this Agreement:

               1. Daltex hereby assigns, reassigns, transfers, or otherwise grants back to Columbia all of its right, title and interest as Columbia's licensee to the Patents set forth in Appendix A of this Agreement; and further agrees to execute all documents necessary to effectuate such assignment, reassignment, grant back or transfer to Columbia. "Patents" shall be defined to include the patents listed in Appendix A, together with all corresponding foreign patents and foreign applications, and any continuations, continuations-in-part, divisions, additions, extensions, substitutions, reissues or reexaminations thereof.

               2. The three "License Agreements" set forth in Appendix B of this Agreement, by and between Columbia and Daltex, as and to the extent such License Agreements are modified by the Patent Settlement Agreement of January 1, 1995 ("Patent Settlement Agreement") with Becton Dickinson and Company

("Becton"), will be terminated and of no further force and effect; except only with respect to those obligations of Columbia and Daltex which survive such termination, as expressly provided for in the License Agreements. In connection therewith, Daltex shall return to Columbia all "Licensed Technical Information" provided to Daltex under the License Agreements.

               3. Daltex's Sublicense Agreement with Arrow International, Inc ("Arrow"), as modified ("Arrow Sublicense Agreement"), and as, and to the extent that such Arrow Sublicense Agreement may be modified by the Patent Settlement Agreement, and Daltex's Sublicense Agreement with W.L. Gore and Associates ("Gore"), as amended ("Gore Sublicense Agreement"), respectively, and which are incorporated and made a part hereof as set forth in Appendix C, shall be assigned, reassigned, or otherwise transferred to Columbia, upon the terms and conditions set forth in this Agreement.

               a. Subject to and expressly conditioned upon obtaining the written consent of Arrow to the terms and conditions of this Section 3 of this Agreement, Columbia will stand in Daltex's place as licensor to Arrow under the Arrow Sublicense Agreements, including with respect to all of Daltex's rights and obligations under the Arrow Sublicense Agreement, and, inter alia, its rights to receive any payments due under the Arrow Sublicense Agreement (but except with respect to Daltex's obligations to provide "Improvements" to Arrow under Section 2(a) of the Arrow Sublicense Agreement, which obligation shall not be assigned, transferred or otherwise revert to Columbia; and which exception shall be consented to by Arrow), and the Arrow Sublicense Agreement shall otherwise remain in full force and effect; except as otherwise agreed in writing between Columbia and Arrow.

               b. Subject to and expressly conditioned upon obtaining the written consent of Gore to the terms and conditions of this Section 3 of this Agreement, Columbia will stand in Daltex's place as licensor to Gore under the Gore Sublicense Agreements, including with respect to all of Daltex's rights and obligations under the Gore Sublicense Agreement, and, inter alia, its rights to receive any payments due under the Gore Sublicense Agreement (but except with respect to Daltex's obligations to provide "Improvements" to Gore under Section 15 of the Gore Sublicense Agreement and Daltex's obligation to provide continuing representations and warranties to Gore under Section 2(c) and (d) of the Gore Sublicense Agreement, which obligations shall not be assigned, transferred or otherwise revert to Columbia; and which exception shall be consented to by Gore), and the Gore Sublicense Agreement shall otherwise remain in full force and effect; except as otherwise agreed in writing between Columbia and Gore.

               4. Subject to the terms and conditions of this Agreement, and expressly conditioned upon obtaining the written consent of Becton to the terms and conditions of this Section 4 of this Agreement, all rights and obligations of Daltex under the Patent Settlement Agreement (which Patent Settlement Agreement is incorporated and made a part hereof as Appendix D), including Daltex's rights with respect to the patents as set forth and defined in Appendix D to this Agreement ("Becton Patents"), shall be assigned, transferred, or otherwise revert, to the extent permissible under the Patent Settlement Agreement, to Columbia, including assignment to Columbia of any payments made or to be made by Becton to Daltex under Article V(4) of the Patent Settlement Agreement; except that Daltex's obligations to provide
"Improvements" under Article VIII (1)(a) and (b) of the Patent Settlement Agreement shall not be assigned, transferred or otherwise revert to Columbia; and which exception shall be consented to by Becton. In addition, and subject to the written consent of Becton and Arrow, Article V(2) of the Patent Settlement Agreement shall be modified so that any payments due to Becton from Daltex under such Article, if any, shall be made directly to Becton by Arrow. Notwithstanding this foregoing, Columbia shall not assume, nor shall this Agreement be interpreted to mean that Columbia has assumed, any obligations which Daltex owed or owes to any parties other than Columbia under the Patent Settlement Agreement prior to the Effective Date of this Agreement.

         5. Daltex specifically warrants and represents:

               a. that it has fully complied with its obligations under the Patent Settlement Agreement, including but not limited to, payment of all monies, if any, that Daltex is required to pay, either itself, or in conjunction with Columbia, under Article V of the Patent Settlement Agreement ("Becton Payments");

               b. that as to Arrow and Gore it has fully complied with its obligations under the Sublicense Agreements;

               c. that it has not entered into any other agreements, including sublicense agreements, either written or oral, with any parties other than Arrow or Gore with respect to any of Daltex's rights under its License Agreements with Columbia; and

               d. it has not sublicensed, or otherwise transferred rights under, the Becton Patents, other than as specifically set forth in the Patent Settlement Agreement as regards the Arrow Sublicense Agreement, to Gore, or any other party.

         6. Daltex shall immediately cease selling, marketing, distributing and/or sublicensing products protected or otherwise covered by the Patents or any claim therein.

         7. Daltex agrees to pay Columbia the sum of $70,000.00 as follows:
$15,000.00 within twenty (20) days after the Effective Date of this Agreement, and $5,000.00 at the end of each calendar month thereafter, until the full amount is paid. The balance of the sum due and owing after Daltex's initial payment shall be secured by a Promissory Note executed by Daltex in favor of Columbia, in the amount of $55,000.00 and is attached hereto and incorporated herein as Appendix E, which payments thereunder shall be made on the last business day of each calender month, commencing June 30 1998, respectively. In the event Daltex fails to make its full payment to Columbia on any of the dates so provided, the entire outstanding amount due to Columbia shall be immediately due, owing and payable to Columbia.

                               MUTUAL RELEASE
                               --------------

               B. Upon the Effective Date of this Agreement, and in consideration of the compromise of Daltex's debt to Columbia as set forth in Section A(8) of this Agreement:

               1. Columbia shall release Daltex from payment of all: (a) amounts due and owing Columbia and its counsel, Baker and Botts, f/k/a Brumbaugh, Graves, Donohue and Raymond, in full satisfaction of Daltex's obligation to Columbia for all Patent prosecution costs, including legal expenses incurred in the procurement of the Patents; which total amount is approximately $660,087.20; and (b) royalties, development fees, and/or sublicensing fees, earned or otherwise due and owing to Columbia up to and including April 30, 1997 pursuant to the License Agreements, Sublicense Agreements, or Patent Settlement Agreement; which total amount is approximately $165,373.66.

               2. For the period of May 1, 1997 through March 31, 1998, Columbia will conduct, within sixty (60) days of said Effective Date of this an Agreement, an audit of Daltex's books and records with respect to any royalties, development fees, and/or sublicensing fees, earned or otherwise due and owing to Columbia from Daltex pursuant to the License Agreements, Sublicense Agreements or Patent Settlement Agreement, and shall release Daltex for any such royalties, development fees, and/or sublicensing fees, earned or otherwise due and owing to Columbia from Daltex for the period of May 1, 1997 through March 31, 1998, up to and including an amount of $10,000.00. Any amount of royalties, development fees, and/or sublicensing fees, earned or otherwise due and owing to Columbia from Daltex, (as determined by Columbia's audit of Daltex's books and records) pursuant to the License Agreements, Sublicense Agreements or Patent Settlement Agreement for the period of May 1, 1997 through March 31, 1998 in excess of the amount of $10,000.00, shall remain due and owing and be paid to Columbia by Daltex, or its successors and assigns, and further is not and shall not be covered by this Release.

               3. Any royalties, development fees, and/or sublicensing fees, earned or otherwise due and owing to Columbia from Daltex, on or after April 1, 1998, pursuant to the License Agreements, Sublicense Agreements, or Patent Settlement Agreement, (other than payment by Daltex of the sum of $2,500.00 which amount represents Columbia's share of the development fee received by Daltex from Arrow for the period of February 1, 1998 through April 30, 1998 under the Arrow Sublicense Agreement, prior receipt of such amount is hereby acknowledged by Columbia), which have been, or are subsequently, collected by Daltex, or its successors and assigns, on or after April 1, 1998, pursuant to the License Agreements, Sublicense Agreements, or Patent Settlement Agreement, shall remain due and owing and be paid to Columbia by Daltex, or its successors and assigns, and further are not and shall not be covered by this Release. Columbia shall have the right to audit Daltex's books and records upon reasonable notice to Daltex, or its successor, up to one (1) year after the Effective Date of this Agreement to determine Daltex's compliance with this section.

               4. This Agreement shall not operate in any respect as a release of any of Daltex's obligations under the Patent Settlement Agreement which performance was due by Daltex or which accrued prior to the Effective Date of this Agreement, including its obligation to make Becton Payments, if any.


         5. Except with respect to those matters not released as set forth in this Agreement, including any claims relating to Daltex's representations and warranties made under this Agreement, which claims, if any, together with such representations and warranties, shall survive any such release to Daltex herein, Columbia, its successor and assigns, upon the Effective Date of this Agreement, shall and hereby releases Daltex from any and all claims it had, has, or may have against Daltex.


               C. For good and valuable consideration, Daltex, its successors and assigns, upon the Effective Date of this Agreement, shall and hereby releases Columbia from any and all claims it had, has or may have against Columbia.





                                 ENTIRE AGREEMENT
                                 ----------------

               D. This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof, and supersedes all prior or contemporaneous understandings or agreements, whether oral or written. This Agreement shall be modified or amended only by a writing signed by both Daltex and Columbia.

               E. This Agreement shall be construed, interpreted and applied in accordance with the laws of the State of New York. For purposes of enforcement of this Agreement, Daltex hereby consents to the personal jurisdiction of the Courts of the State of New York.

               F. This Agreement shall inure to the benefit of and bind Daltex and Columbia, respectively, and their successors and assigns.

               IN WITNESS WHEREOF, the parties have, through their duly authorized representatives, executed this Agreement on the date set forth above.

                                        DALTEX MEDICAL SCIENCES, INC.



                                        By: /s/ Bruce Hausman
                                            ---------------------------------
                                            BRUCE HAUSMAN

                                        Title: President & CEO
                                              -------------------------------

                                        Date:  5/26/98
                                              -------------------------------

                                        THE TRUSTEES OF COLUMBIA UNIVERSITY
                                            IN THE CITY OF NEW YORK


                                        By: /s/ Joel M. Granowitz
                                            ---------------------------------
                                            JOEL M. GRANOWITZ

                                        Title: Executive Director - CIE
                                              -------------------------------

                                        Date:  7/20/98
                                              -------------------------------

                            APPENDIX A:    PATENTS
                            ----------------------

               1. U.S. Patent No. 4,563,485 - "Infection--Resistant Materials and Method of Making Same Through Use of Nalidixic Acid Derivatives".

               2. U.S. Patent No. 4,581,028 - "Infection--Resistant Materials and Method of Making Same Through Use of Sulfonamides".

               3. U.S. Patent No. 4,612,337 - "Method for Preparing Infection-Resistant Materials".

               4. U.S. Patent No. 4,952,411 - "Method of Inhibiting the Transmission of AIDS Virus".

               5. U.S. Patent No. 5,019,096 - "Infection--Resistant Compositions, Medical Devices and Surfaces and Methods for Preparing and Using Same".

               6. U.S. Patent No. 5,133,090 - "Antiviral Glove".

               7. U.S. Patent No. 5,334,588 - "Composition for Inhibiting Transmission of Hepatitis B Virus".

               8. U.S. Patent No. 5,616,338 - "Infection--Resistant Silicone Compositions, Medical Devices and Surfaces and Methods for Preparing and Using Same".

               9. U.S. Patent Application, Serial No. 07/996,489 entitled, "Antiviral Contraceptive Devices, Particularly Condoms".

                                 APPENDIX B:
                                 -----------

                LICENSES BETWEEN COLUMBIA UNIVERSITY AND DALTEX
                -----------------------------------------------

               1. First License between Columbia and Daltex, dated January 11, 1985.

               2. Second License between Columbia and Daltex, dated December 11, 1985.

               3. Third License between Columbia and Daltex, dated December 28, 1987, as amended May 10, 1989.

                                 APPENDIX C:
                                 -----------

                              DALTEX SUBLICENSES
                              ------------------


               1. Daltex to Arrow International, Inc., dated March 28, 1991; as modified by the First License Modification Agreement, dated October 27, 1995, and by the Second License Modification Agreement, dated May 30, 1997.



               2. Daltex to W.L. Gore and Associates, dated May 13, 1992; as amended by the License Amendment Agreement, dated February 3, 1997, and by the Second License Amendment Agreement, dated February 27, 1998.

                                 APPENDIX D:
                                 -----------


           PATENT SETTLEMENT AGREEMENT between
           THE TRUSTEES OF COLUMBIA UNIVERSITY
           IN THE CITY OF NEW YORK, DALTEX
           MEDICAL SCIENCES, INC., ARROW
           INTERNATIONAL INC. and BECTON
           DICKINSON AND COMPANY, effective
           January 1, 1995:


               Becton Patents which Daltex has the right to sublicense under the Patent Settlement of January 1, 1995:

               1. U.S. Patent No. 4,925,668 - "Anti-Infective and Lubricious Medical Articles and Method for Their Preparation".

               2. U.S. Patent No. 4,999,210 - "Anti-Infective and Lubricious Medical Articles and Method for Their Preparation".

               3. U.S. Patent No. 5,013,306 - "Anti-Infective and Lubricious Medical Articles and Method for Their Preparation".

APPENDIX E:   Form of Promissory Note for $55,000.00.
-----------